                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                              October 24, 2001
                                                                ----------------


                        CROSS MEDIA MARKETING CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                          0-25435                     13-4042921
---------------                     -----------              -------------------
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


        461 Fifth Avenue, 19th Floor, New York, New York               10017
--------------------------------------------------------------------------------
           (Address of principal executive officer)                  (zip code)


Registrant's telephone number,
including area code                                               (212) 457-1200
                                                                  --------------



--------------------------------------------------------------------------------
(Former name or former address, if changed since the last Report)

Item 2.  Acquisition or Disposition of Assets.


                  On October 24, 2001 (the "Effective Time"), the Registrant completed the acquisition of LifeMinders, Inc. ("LifeMinders") pursuant to the provisions of the previously reported Amended and Restated Agreement and Plan of Merger dated as of August 20, 2001, as amended (the "Merger Agreement"), between the Registrant and LifeMinders. In accordance with the terms of the merger (the "Merger") pursuant to which LifeMinders merged with and into the Registrant, the holders of the common stock, $.01 par value (the "LifeMinders Common Stock"), of LifeMinders received, for each share of LifeMinders common stock held immediately prior to the Merger, (i) .2596 shares of the common stock, $.001 par value of the Registrant (the "Cross Media Common Stock") (for those LifeMinders stockholders who elected to receive (or otherwise were to receive) all Cross Media Common Stock), (ii) $1.1116 in cash and .1476 shares of Cross Media Common Stock (for those LifeMinders stockholders who elected to receive all cash but received some cash and payment of the balance of the Merger consideration in shares of Cross Media Common Stock because LifeMinders stockholders elected to receive more than the aggregate maximum cash portion of the Merger consideration) or (iii) $.8588 in cash and .1731 shares of Cross Media Common Stock (for those LifeMinders stockholders who elected to receive the prescribed mix of cash and Cross Media Common Stock). The holders of options to purchase shares of LifeMinders Common Stock became entitled to receive options to purchase .2596 shares of Cross Media Common Stock for each option to purchase one (1) share of LifeMinders Common Stock owned immediately prior to the Merger, with the exercise price proportionately adjusted. In the Merger, Cross Media paid an aggregate of approximately $24.06 million in cash and issued an aggregate of approximately 4.54 million shares of Cross Media Common Stock to the LifeMinders stockholders.

                  The description of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement which is incorporated as an exhibit to this current Report on Form 8-K and which is incorporated herein by reference.

                  All references to Cross Media Common Stock give effect to the Reverse Split (defined below).

Item 5. Other Event.


                  On October 24, 2001, Cross Media amended and restated its certificate of incorporation to, among other things: (i) effect a 1- for- 5 share reverse split of the Cross Media Common Stock (the "Reverse Split"); and
(ii) reduce the authorized Cross Media Common Stock to 40,000,000 shares.

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Item 7. Financial Statements, Pro Forma
        Financial Information and Exhibits.

                  (a) Financial statements of business acquired.

                  The financial statements of LifeMinders filed as part of this Current Report on Form 8-K are listed in the attached Index to Financial Statements.

                  (b) Pro forma financial information.

                  The pro forma financial information filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.

                  (c) Exhibits.

                  The exhibits filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.



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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CROSS MEDIA MARKETING CORPORATION


                                    By:/s/ Ronald Altbach
                                       -----------------------------------------
                                           Ronald Altbach
                                           Chief Executive Officer

Dated:  as of October 31, 2001



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
                          INDEX TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF LIFEMINDERS:

Report of Independent Certified Public Accountants (Incorporated by reference to page F-37 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).

Consolidated Balance Sheets as of December 31, 2000 and 1999 (Incorporated by reference to page F-38 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).

Consolidated Statements of Operations for the years ended December 31, 2000, 1999 and 1998 (Incorporated by reference to page F-39 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).

Consolidated Statements of Changes in Stockholders' Equity (Deficit) for the years ended December 31, 2000, 1999 and 1998 (Incorporated by reference to page F-40 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).

Consolidated of Cash Flows for the years ended December 31, 2000, 1999 and 1998 (Incorporated by reference to page F-41 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).

Notes to Consolidated Financial Statements (Incorporated by reference to pages F-43 through F-62 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).

Unaudited Consolidated Balance Sheet as of June 30, 2001 (Incorporated by reference to page F-64 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).

Unaudited Consolidated Statements of Operations for the six months ended June 30, 2001 and June 30, 2000 (Incorporated by reference to page F-65 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).



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Unaudited Consolidated Statements of Operations for the six months ended June
30, 2001 and 2000 (Incorporated by reference to page F-66 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).

Notes to Consolidated Financial Statements (unaudited) (Incorporated by reference to pages F-67 through F-75 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION:

Introductory material following the caption "Unaudited Pro Forma Condensed Combined Financial Information" (Incorporated by reference to page 155 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2001 (Incorporated by reference to pages 156 and 157 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).

Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2001 (Incorporated by reference to page 95 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).

Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2000 (Incorporated by reference to pages 162 and 163 of the Joint Proxy Statement/Prospectus dated September 26, 2001 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-68190, as amended).



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                                INDEX TO EXHIBITS

Exhibit                                     Description
2(a)                         -      Amended and Restated Agreement and Plan of
                                    Merger dated as of August 20, 2001, as
                                    amended, between the Registrant and
                                    LifeMinders, Inc. (Incorporated by reference
                                    to Annex A to the Joint Proxy
                                    Statement/Prospectus dated September 26,
                                    2001 constituting a part of Registrant's
                                    Registration Statement on Form S-4 No.
                                    333-68190, as amended).

3.1                                 Amended and Restated Certificate of
                                    Incorporation of the Registrant filed with the Secretary of State of the State of Delaware on October 24, 2001.

23                           -      Consent of PricewaterhouseCoopers LLP.

99                           -      Pages F-37 through F-75 and pages 155
                                    through 163 of the Joint Proxy
                                    Statement/Prospectus dated September 26,
                                    2001 constituting a part of Registrant's
                                    Registration Statement on Form S-4 No.
                                    333-68190, as amended (Incorporated by
                                    reference to pages F-37 through F-75 and
                                    pages 155 through 163 of the Joint Proxy
                                    Statement/Prospectus dated September 26,
                                    2001 constituting a part of Registrant's
                                    Registration Statement on Form S-4 No.
                                    333-68190, as amended).


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